8. Project Assets, net (Tables)	12 Months Ended
Dec. 31, 2020
Project Assets
Summary of project assets

Project assets as of December 31, 2020 and 2019 consist of the following:

	December 31,	December 31,
	2020	2019
Project assets completed for sale	$1,554	$17,847
Project assets under development	18,186	16,490
Total project assets	$19,740	$34,337
Current, net of impairment loss	$–	$17,842
Noncurrent	$19,740	$16,495